SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X| Preliminary Proxy Statement
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           MILESTONE SCIENTIFIC INC.
                           -------------------------
                (Name of Registrant as Specified In Its Charter)

                           MILESTONE SCIENTIFIC INC.
                           -------------------------

                   (Name of Person(s) Filing Proxy Statement)

|X| No fee required.
|_| $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)  Proposed maximum aggregate value of transaction:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                              MILESTONE SCIENTIFIC

      Notice of Special Meeting of Stockholders to be held December 11, 1997

                              --------------------

      The Special Meeting of Stockholders of Milestone Scientific Inc. will be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 450 Park Avenue, Suite 902, New York, New York 10022 for the purpose of considering and acting upon the following:

      1. Approval of an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 10,000,000 to 25,000,000.

      2. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournment or postponements thereof.

      The Board of Directors has fixed the close of business on November 17, 1997 as the record date for determining the stockholders having the right to notice of and to vote at the meeting.

                                  By order of the Board of Directors


                                  Leonard Osser
                                    Chairman of the Board

Livingston, New Jersey
November 18, 1997

--------------------------------------------------------------------------------
IMPORTANT:  Every stockholder, whether or not he or she expects to attend the meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.

                              MILESTONE SCIENTIFIC

                              --------------------

                                 PROXY STATEMENT
                      For a Special Meeting of Stockholders
                           to be held December 11, 1997

                              --------------------

      Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of Milestone Scientific Inc. ("Milestone" or the "Company") to be used at a Special Meeting of Stockholders to be held at 9:30 A.M. on December 11, 1997 for the purpose set forth in the Notice of Meeting and this Proxy Statement. The approximate date on which this Proxy Statement and the accompanying proxy will be mailed to stockholders is November 18, 1997.

                            VOTING AND VOTE REQUIRED

      Approval of the proposed amendment to the Certificate of Incorporation (the "Amendment") requires the affirmative vote of a majority of all outstanding shares of Common Stock, par value $.001 per share (the "Common Stock"), entitled to vote thereon. All shares represented by valid proxies will be voted in accordance instructions contained therein. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, either by oral or written notice, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting in and of itself does not revoke a prior proxy. In the absence of instructions, proxies will be voted FOR the Amendment. Shares represented by proxies which are marked "ABSTAIN" with respect to the Amendment will have the effect of a vote against the Amendment. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (so called "broker non-votes"), those shares will be disregarded and will have the effect of a vote against the Amendment.

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
           TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

      The Board of Directors of the Company (the "Board") believes it would be advantageous to amend Article FOURTH of the Company's Certificate of Incorporation to increase the aggregate number of shares of the Company's Common Stock which the Company is authorized to issue from 10,000,000 to 25,000,000.

      Should the Amendment be adopted, the Board will not seek stockholder approval prior to any issuance within the proposed authorization of additional shares of Common Stock, unless otherwise required by the Certificate of Incorporation, By-laws or any applicable regulation of any exchange or national market quotation system on which shares of the Company may be listed. Frequently, opportunities arise that require prompt issuance of shares. A delay occasioned by the need for stockholder approval of an amendment to increase the authorized shares, even though stockholders' approval is not required for the specific transaction, could be detrimental to the Company and it stockholders.


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

      The Amendment would change the first sentence of Article "FOURTH" of the Company's Certificate of Incorporation to read as follows:

      "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is 25,000,000 shares".

Reasons and Effects

      As of October 31, 1997, of the Company's 10,000,000 authorized shares of Common Stock, 8,103,080 shares were issued and outstanding. As of such date, the Company also had outstanding (i) an aggregate of 1,986,572 warrants issued to investors in private placements in March and October 1997, 260,000 of which are not currently exercisable, (ii) incentive and non-qualified options to purchase an aggregate of 688,000 shares vesting on a deferred basis, and (iii) various other warrants issued in connection with the public or private sale of Common Stock to purchase an aggregate of 401,892 shares. The Board of Directors believes that it is necessary to have a reserve of authorized shares available for issuance from time to time to meet the financing requirements of the Company, including their issuance in connection with acquisitions of other businesses, for sale for cash, for use in connection with share dividends or share splits or for other corporate purposes not now determinable. The proposed increase in the number of authorized shares of Common Stock is designed to provide the Company with additional flexibility in pursuing its long-range business objectives.

      Although there are no other present plans which would result in the need for additional shares of Common Stock to be issued, management is continually considering the desirability of corporate actions which might create such a need.

      The increased number of authorized shares of Common Stock could discourage, or be used to impede, an attempt to acquire or otherwise change control of the Company. The private placement of shares of Common Stock into "friendly" hands, for example, could dilute the voting strength of a party seeking control of the Company. Furthermore, many companies have recently issued warrants or other rights to acquire additional shares of common stock to the holders of its common stock to discourage or defeat unsolicited share accumulation programs and acquisition proposals, which programs or proposals may be viewed by the board of directors as not in the best interest of the company and its stockholders. If this Proposal is adopted, more capital stock of the Company would be available for such purposes than is currently available.

      The Board of Directors unanimously recommends a vote FOR the amendment.


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

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table, together with the accompanying footnotes, sets forth information, as of October 31, 1997, regarding stock ownership of all persons known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, certain executive officers, all directors, and all directors and officers of the Company as a group:

                                              Shares of
        Name of                              Common Stock         Percentage
   Beneficial Owner(1)                   Beneficially Owned(2)   of Ownership
   -------------------                   ---------------------   ------------
Executive Officers and Directors

Leonard Osser                                2,395,000(3)           29.6%
Gregory Volk                                     6,700(4)              *
Michael J. McGeehan                             20,000(5)              *
Giovanni Montoncello                            20,000(5)              *
David Sultanik                                  20,000(5)              *
Stephen A. Zelnick                             488,666(6)            5.8%
Paul Gregory                                    10,150(7)              *
Louis I. Margolis                               74,000(8)              *
Leonard M. Schiller                             48,094(9)              *
Larry Haimovitch                                17,356(10)             *

All Directors and Officers as a group
(12 persons)                                 3,099,966(11)          36.4%

----------
*     Less than 1%

(1) Address of beneficial owner is c/o Milestone Scientific Inc., Livingston Corporate Park, Livingston, New Jersey 07039

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.

(3) Consists of 1,586,000 held in the name of Leonard Osser, 800,000 shares held in the name of U.S. Asian Consulting Group, Inc., an affiliate of Mr. Osser, and 9,000 shares held by Guarantee and Trust Company for the benefit of U.S. Asian Consulting Group, Inc.

(4) Consists of 4,000 shares held jointly with his wife and 2,700 shares held personally or in an IRA account.

(5) Consists of 20,000 shares subject to stock options exercisable within 60 days of the date hereof at $5.375 per share.

(6) Includes (i) an aggregate of 45,000 shares issuable upon exercise of stock options within 60 days of the date hereof, 20,000 of which are exercisable at $5.375 per share and 25,000 of which are exercisable at $5.125 per share, (ii) 55,000 shares held in the name of Cowen & Co. as Custodian for the Stephen A. Zelnick Profit


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

      Sharing Trust ("Cowen & Co."), (iii) 136,000 shares beneficially owned through Erewhon Holdings Company, a partnership in which Mr. Zelnick is a general partner ("Erewon"), (iv) 50,000 shares issuable upon exercise of warrants within 60 days of the date hereof held in the name of Cowen & Co., (v) 36,000 shares issuable upon exercise of warrants within 60 days of the date hereof beneficially owned through Erewhon, and (vi) 166,666 shares issuable upon exercise of immediately exercisable warrants to purchase units comprised of 83,333 shares and warrants to purchase an additional 83,333 shares registered in the name of Morse, Zelnick, Rose & Lander, LLP, a limited liability partnership ("MZRL") in which Mr. Zelnick is a general partner. MZRL or partners in MZRL share beneficial ownership in the securities listed in (i), (iii), (v) and (vi), above.

(7) Includes 10,000 shares subject to stock options exercisable within 60 days of the date hereof at $5.125 per share.

(8) Includes 10,000 and 32,000 shares subject to stock options and warrants, respectively, exercisable within 60 days of the date hereof at $5.125 and $9.00 per share, respectively.

(9) Includes 22,500 and 5,297 shares subject to stock options and warrants, respectively, exercisable within 60 days of the date hereof at $5.125 and $4.72 per share, respectively.

(10) Includes 10,000 shares subject to stock options exercisable within 60 days of the date hereof at $6.875 per share.

(11) Includes (i) 117,500 shares subject to stock options, and (ii) 289,963 shares subject to warrants all of which are exercisable within 60 days of the date hereof.

                                  MISCELLANEOUS

Other Matters

      Management knows of no matter other than the foregoing to be brought before the Special meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Solicitation of Proxies

      The entire cost of the solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

      EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE SPECIAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                  By order of the Board of Directors


                                  Leonard Osser
                                    Chairman of the Board
Livingston, New Jersey
November 18, 1997


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

PROXY

                            MILESTONE SCIENTIFIC INC.

      This Proxy is solicited by the Board of Directors for the Special Meeting on December 11, 1997.

            The undersigned hereby appoints Leonard Osser and Stephen A. Zelnick and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Special Meeting of Stockholders of Milestone Scientific Inc. to be held on December 9, 1997 at 9:30 a.m. and at any postponement(s) or adjournment(s) thereof to vote all shares of Common Stock of the Company held or owned by the undersigned indicated on the proposal as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the Meeting.

1. The approval of the amendment to the Certificate of Incorporation

                                       FOR          AGAINST           ABSTAIN
                                       |_|            |_|               |_|

                                   (Continued and to be Signed, on Reverse Side)

      The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR the proposal.

      The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Special Meeting.

                                    Date:______________________________ 1997


                                    ---------------------------------------
                                             Signature of Shareholder


                                    ---------------------------------------
                                             Signature of Shareholder

                                    DATE AND SIGN EXACTLY AS NAME APPEARS
                                    HEREON, EACH JOINT TENANT MUST SIGN, WHEN
                                    SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE,
                                    ETC., GIVE FULL TITLE, IF SIGNER IS
                                    CORPORATION, SIGN IN FULL CORPORATE NAME BY
                                    AUTHORIZED OFFICER


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